EXHIBIT 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                OCTOBER 15, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted            Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg              GOM            Contracted            Murphy
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg              GOM            Contracted              BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg              GOM            Contracted              BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg           Indonesia         Contracted             Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg           Indonesia         Contracted             Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg              GOM            Contracted              BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg              GOM            Contracted            Seneca
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg              GOM             Shipyard                -
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg              GOM            Contracted              BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted           Dominion
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                 Ivory Coast         Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM             Stacked                 -
-----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Veba
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM            Contracted          Texaco JIP
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted          Bass Strait
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Brazil          Contracted             Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                      China           Contracted             CACT
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                    Australia         Contracted              OMV
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM            Contracted           Westport
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted        Pogo Producing
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM            Contracted           Westport
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted             Shell
                                 Pacesetter
-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted              BHP
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted         Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            6,500'    Victory Class                GOM             Upgrade                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED....... **

RIG NAME                  CURRENT TERM             START DATE             ESTIMATED END DATE
---------------------------------------------------------------------------------------------------
Ocean Crusader                       -             mid September 2001     early December 2001
---------------------------------------------------------------------------------------------------
Ocean Drake               60-day extension         early October 2001     late November 2001
                          plus option
---------------------------------------------------------------------------------------------------
Ocean Champion                       -             early August 2001      late October 2001
---------------------------------------------------------------------------------------------------
Ocean Columbia            one well plus option     early October 2001     early November 2001
---------------------------------------------------------------------------------------------------
Ocean Spartan             six month term           late May 2001          late November 2001
---------------------------------------------------------------------------------------------------
Ocean Spur                120-day extension        early October 2001     early February 2002
                          plus option
---------------------------------------------------------------------------------------------------
Ocean Sovereign           two-year term            mid September 2000     mid October 2002
---------------------------------------------------------------------------------------------------
Ocean Heritage            one-year term            late January 2001      late January 2002
---------------------------------------------------------------------------------------------------
Ocean King                one-well                 mid September 2001     early November 2001
---------------------------------------------------------------------------------------------------
Ocean Nugget              three workovers          early October 2001     mid November 2001
                          plus options
---------------------------------------------------------------------------------------------------
Ocean Summit                         -             mid June 2001          mid November 2001
---------------------------------------------------------------------------------------------------
Ocean Warwick             90 day extension         early October 2001     early January 2002
                          plus option
---------------------------------------------------------------------------------------------------
Ocean Titan               one-well plus option     late September 2001    mid November 2001
---------------------------------------------------------------------------------------------------
Ocean Tower               one well plus option     early August 2001      late October 2001
---------------------------------------------------------------------------------------------------
Ocean Liberator                      -                       -                        -
---------------------------------------------------------------------------------------------------
Ocean Century                        -                       -                        -
---------------------------------------------------------------------------------------------------
Ocean Ambassador                     -                       -                        -
---------------------------------------------------------------------------------------------------


                                        1

RIG NAME                  CURRENT TERM             START DATE             ESTIMATED END DATE
---------------------------------------------------------------------------------------------------
Ocean Nomad               one well                 early August 2001      mid October 2001
---------------------------------------------------------------------------------------------------
Ocean New Era             one well (mud lift JIP)  early August 2001      late October 2001
                          plus option
---------------------------------------------------------------------------------------------------
Ocean Bounty              one well                 mid October 2001       mid November 2001
---------------------------------------------------------------------------------------------------
Ocean Guardian            nine months plus option  mid May 2001           mid February 2002
---------------------------------------------------------------------------------------------------
Ocean Princess            three-month term         early September 2001   early December 2001
---------------------------------------------------------------------------------------------------
Ocean Whittington         one well plus option     mid October 2001       mid November 2001
---------------------------------------------------------------------------------------------------
Ocean Epoch               second option well       early August 2001      early November 2001
---------------------------------------------------------------------------------------------------
Ocean General             four wells plus one      early October 2001     late January 2002
                          abandonment
---------------------------------------------------------------------------------------------------
Ocean Prospector                     -                       -                        -
---------------------------------------------------------------------------------------------------
Ocean Endeavor            one well                 mid May 2001           late August 2001
---------------------------------------------------------------------------------------------------
Ocean Concord             one well                 mid September 2001     early November 2001
---------------------------------------------------------------------------------------------------
Ocean Lexington           nine month term          early June 2001        early March 2002
---------------------------------------------------------------------------------------------------
Ocean Saratoga            two wells                mid August 2001        late November 2001
---------------------------------------------------------------------------------------------------
Ocean Yorktown            16-well development      mid September 2001     late August 2003
---------------------------------------------------------------------------------------------------
Ocean Voyager             one well plus option     mid September 2001     late October 2001
---------------------------------------------------------------------------------------------------
Ocean Yatzy               five-year term           early November 1998    early November 2003
                          plus option
---------------------------------------------------------------------------------------------------
Ocean Worker              four-year term           mid January 1998       mid January 2002
                          plus option
---------------------------------------------------------------------------------------------------


                                        2

RIG NAME                  CURRENT TERM             START DATE             ESTIMATED END DATE
---------------------------------------------------------------------------------------------------
Ocean Quest               one well                 mid August 2001        late October 2001
---------------------------------------------------------------------------------------------------
Ocean Winner              18-month extension       early July 2001        early November 2002
---------------------------------------------------------------------------------------------------
Ocean Star                six month term           late April 2001        late October 2001
---------------------------------------------------------------------------------------------------
Ocean Victory             180-day term             late March 2001        mid October 2001
---------------------------------------------------------------------------------------------------
Ocean America             one well assignment      early April 2001       late November 2001
                          from BP
---------------------------------------------------------------------------------------------------
Ocean Valiant             810 day term             late April 2001        late December 2001
---------------------------------------------------------------------------------------------------
Ocean Alliance            three-year term          early September 2000   early September 2003
---------------------------------------------------------------------------------------------------
Ocean Baroness                       -                       -            early March 2002
---------------------------------------------------------------------------------------------------
Ocean Rover                          -                       -            Second Quarter 2003
---------------------------------------------------------------------------------------------------
Ocean Confidence          five-year term           early January 2001     early January 2006
---------------------------------------------------------------------------------------------------
Ocean Clipper             three-year term          mid January 2000       early January 2003
---------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED....... **

                          DAYRATE
RIG NAME                  (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------
Ocean Crusader                   -        shipyard for scheduled survey then available
----------------------------------------------------------------------------------------------
Ocean Drake               lower 20's      available
----------------------------------------------------------------------------------------------
Ocean Champion                   -        shipyard for inspection and repair then available
----------------------------------------------------------------------------------------------
Ocean Columbia            lower 20's      available
----------------------------------------------------------------------------------------------
Ocean Spartan             upper 40's      120-day extension plus option with BP in mid 40's
                                          ending late March 2002.
----------------------------------------------------------------------------------------------
Ocean Spur                lower 40's      available
----------------------------------------------------------------------------------------------
Ocean Sovereign           lower 30's      available
----------------------------------------------------------------------------------------------
Ocean Heritage            mid 30's        available
----------------------------------------------------------------------------------------------
Ocean King                mid 50's        available
----------------------------------------------------------------------------------------------
Ocean Nugget              lower 20's      available
----------------------------------------------------------------------------------------------
Ocean Summit                     -        available
----------------------------------------------------------------------------------------------
Ocean Warwick             upper 40's      available
----------------------------------------------------------------------------------------------
Ocean Titan               lower 50's      available
----------------------------------------------------------------------------------------------
Ocean Tower               mid 40's        available
----------------------------------------------------------------------------------------------
Ocean Liberator                  -        available
----------------------------------------------------------------------------------------------
Ocean Century                    -                                 -
----------------------------------------------------------------------------------------------
Ocean Ambassador                 -        available
----------------------------------------------------------------------------------------------


                                        1

                          DAYRATE
RIG NAME                  (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------
Ocean Nomad               mid 60's        one well with Shell in lower 70's ending mid
                                          November 2001; followed by two wells with Veba in
                                          lower 70's ending mid February 2002.
----------------------------------------------------------------------------------------------
Ocean New Era             mid 40's        available
----------------------------------------------------------------------------------------------
Ocean Bounty              upper 90's      Woodside to demobe rig to Darwin in mid 80's ending
                                          early January 2002
----------------------------------------------------------------------------------------------
Ocean Guardian            lower 70's      available
----------------------------------------------------------------------------------------------
Ocean Princess            upper 60's      three month option plus option with Talisman in
                                          upper 70's ending early March 2002.
----------------------------------------------------------------------------------------------
Ocean Whittington         lower 60's      available
----------------------------------------------------------------------------------------------
Ocean Epoch               lower 60's      five wells plus options with BP in Vietnam in lower
                                          60's ending early March 2002, rate change after
                                          3/1/02 to lower 70's ending early May 2002.
----------------------------------------------------------------------------------------------
Ocean General             mid 90's        available
----------------------------------------------------------------------------------------------
Ocean Prospector                 -                                 -
----------------------------------------------------------------------------------------------
Ocean Endeavor            lower 40's      available
----------------------------------------------------------------------------------------------
Ocean Concord             mid 40's        available
----------------------------------------------------------------------------------------------
Ocean Lexington           upper 40's      available
----------------------------------------------------------------------------------------------
Ocean Saratoga            mid 50's        available
----------------------------------------------------------------------------------------------
Ocean Yorktown            lower 60's      available
----------------------------------------------------------------------------------------------
Ocean Voyager             mid 40's        available
----------------------------------------------------------------------------------------------
Ocean Yatzy               120's           available
----------------------------------------------------------------------------------------------
Ocean Worker              120's           available
----------------------------------------------------------------------------------------------


                                        2

                          DAYRATE
RIG NAME                  (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------
Ocean Quest               lower 90's      one well with Kerr McGee in lower 80's ending late
                                          November 2001
----------------------------------------------------------------------------------------------
Ocean Winner              lower 80's      available
----------------------------------------------------------------------------------------------
Ocean Star                100's           two wells plus option with Kerr McGee in 120's
                                          ending early December 2001.
----------------------------------------------------------------------------------------------
Ocean Victory             110's           three month extension with BP in 120's ending mid
                                          January 2002.
----------------------------------------------------------------------------------------------
Ocean America             110's           available
----------------------------------------------------------------------------------------------
Ocean Valiant             120's           available
----------------------------------------------------------------------------------------------
Ocean Alliance            110's           downtime for repairs from early September 2001
                                          through mid October 2001.
----------------------------------------------------------------------------------------------
Ocean Baroness                   -        LOI for two wells plus options with Murphy in 170's
                                          ending mid August 2002.
----------------------------------------------------------------------------------------------
Ocean Rover                      -        available
----------------------------------------------------------------------------------------------
Ocean Confidence          170's           available
----------------------------------------------------------------------------------------------
Ocean Clipper             lower 90's      available
----------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico





                                       3